UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2014 (April 29, 2014)
HEALTHCARE TRUST OF AMERICA, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35568	20-4738467
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16435 N. Scottsdale Road, Suite 320
Scottsdale, Arizona		85254
(Address of principal executive offices)		(Zip Code)
(480) 998-3478
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 29, 2014, Healthcare Trust of America, Inc. (“HTA”) announced the appointment of Steve W. Patterson, the current Athletic Director of the University of Texas at Austin, to its Board of Directors. The Board has determined that Mr. Patterson qualifies as an independent director under the applicable NYSE and SEC requirements. With the appointment of Mr. Patterson, HTA’s Board of Directors will increase to a total of seven members, six of whom qualify as independent.
As of the date of this filing, Mr. Patterson has been appointed to serve on the Board’s Nominating and Corporate Governance Committee and Risk Management Committee. Mr. Patterson has no material interests in any transactions with HTA.
Mr. Patterson will be entitled to receive the same compensation for service as an independent director as is provided to other independent directors under HTA’s 2006 Independent Director Compensation Plan (the “Policy”). Under the Policy, Mr. Patterson will receive an annual base retainer of $50,000, which will be pro-rated for fiscal year 2014, and will be eligible to receive meeting fees as provided in the Policy. Effective upon Mr. Patterson’s appointment, he was granted an award of 7,500 restricted shares of HTA.

Item 7.01	Regulation FD Disclosure.
On April 29, 2014, Healthcare Trust of America, Inc. (NYSE: HTA) issued a press release announcing the appointment of Steve W. Patterson, the current Athletic Director of the University of Texas at Austin, to its Board of Directors. The Board has determined that Mr. Patterson qualifies as an independent director under the applicable NYSE and SEC requirements. With the appointment of Mr. Patterson, HTA’s Board of Directors will increase to a total of seven members, six of whom qualify as independent. The full text of the press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 7.01.
The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is deemed “furnished” and not filed under Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release dated April 29, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.
Date: April 29, 2014	By:	/s/ Scott D. Peters
Name: Scott D. Peters
Title: Chief Executive Officer, President and Chairman